ASSIGNMENT, AMENDMENT AND RESTATEMENT OF LEASE AGREEMENT
               --------------------------------------------------------


     This Assignment, Amendment and Restatement of Lease Agreement is made as of December 31, 2003 by and between ALS FINANCING, INC., ("ALS"), EMERITUS PROPERTIES XVI, INC. ("EMERITUS XVI") and ALTERRA HEALTHCARE CORPORATION ("Alterra").

     W  I  T  N  E  S  S  E  T  H
     -  -  -  -  -  -  -  -  -  -

     WHEREAS, ALS and Alterra are parties to that certain Lease Agreement (Sterling House of Broadmoor) which commenced as of the date of issuance of a Personal Care Boarding Home License to Alternative Living Services, Inc., now known as Alterra Healthcare Corporation (the "Original Lease"), pursuant to which Alterra leases from ALS that certain assisted living or dementia care facility commonly known as Sterling House of Broadmoor (the "Leased Premises").

     WHEREAS, simultaneously herewith ALS is conveying its fee interest in the Leased Premises to Emeritus XVI pursuant to that certain Conveyance and Operations Transfer Agreement of even date herewith among the parties hereto (the "Conveyance and Operations Transfer Agreement");

     WHEREAS, in connection with the transaction which is the subject of the Conveyance and Operations Transfer Agreement (the "Conveyance Transaction"), Emeritus XVI is assuming the obligations of ALS under certain of the documents evidencing a loan in the original principal amount of $25,000,000 (the "Loan") in favor of LaSalle Bank National Association, formerly known as LaSalle National Bank, as Trustee for GMAC Commercial Mortgage Pass Through Certificates, Series 1998-C2 (the "Lender");

     WHEREAS, Alterra has been required by the terms of the Original Lease to operate the Leased Premises in compliance with the terms of the Loan and the documents executed by Landlord in connection therewith or as security therefore (the "Loan Documents");

     WHEREAS, Emeritus XVI was unable to secure a license to operate the Leased Premises from the State of Colorado prior to the closing of the Conveyance Transaction but in order to avoid a delay in the consummation of the Conveyance Transaction , Emeritus XVI agreed to acquire title to the Leased Premises subject to the leasehold rights and obligations of Alterra under the Original Lease, as hereby amended and restated;

     WHEREAS, in order to effect the foregoing agreement of Emeritus XVI, ALS has agreed to assign to Emeritus XVI all of its right, title and interest in and to the Original Lease; and

     WHEREAS, Emeritus XVI and Alterra desire to amend and restate the Original Lease in its entirety as herein provided;

     NOW, THEREFORE, for and in consideration of the foregoing, the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                I.     ASSIGNMENT
                                       ----------
     ALS hereby assigns, transfers and conveys to Emeritus XVI, and Emeritus XVI hereby takes and assumes from ALS, all of ALS's right, title and interest in and to the Original Lease, free and clear of all liens and encumbrances except for the Permitted Liens (as defined in the Conveyance and Operations Transfer Agreement).

               II.     AMENDMENT AND RESTATEMENT OF ORIGINAL LEASE
                       -------------------------------------------
     Emeritus XVI (hereinafter referred to as "Landlord") and Alterra (hereinafter referred to as "Tenant") agree that the Original Lease is hereby amended and restated in its entirety as follows (as so amended and restated, the "Lease"):
1.     LEASE.  Landlord  hereby  rents  and  leases to Tenant, and Tenant hereby
       -----
rents  and  leases  from  Landlord, the Leased Premises, upon and subject to the terms  and  conditions  set  forth  below.
2.     TERM.  The  term  of  this  Lease  and  Tenant's  obligation  to pay rent
       ----
hereunder shall commence on at 12:01 AM on January 1, 2004 (the "Commencement Date") and shall, unless sooner terminated as herein provided, expire on the earlier of (i) the date of issuance of a Personal Care Boarding Home license to Landlord or (ii) January 31, 2004, provided that such date may be extended for any period that Landlord is diligently and in good faith pursuing issuance of a Personal Care Boarding Home license for itself or its designee, but in no event later than March 31, 2004 (the "Term"). Upon a termination of this Lease, Tenant shall transfer operational and financial responsibility for the Leased Premises to Landlord or its designee in accordance with the terms of the Conveyance and Operations Transfer Agreement.
3.     RENT;  LATE  CHARGES.
       --------------------
     During the Term, Tenant shall pay to Landlord as rent ("Rent"), all net cash flow (calculated using the methodology of the calculation set forth in
Exhibit B hereto) from the Leased Premises after payment to Tenant of an operations fee equal to 7% of Resident Service Fee Revenues (determined as shown in Exhibit B) from the Leased Premises. The Rent for each month shall be paid to Landlord when available, but in no event later than the twentieth day of the following month, such that, for example, the Rent for the month of January 2004 shall be paid to Landlord when available, but no later than February 20, 2004. In consideration for Landlord's agreement to accept the net cash flow as the Rent due hereunder, Tenant agrees that it shall operate the Facility at all times during the Term in a manner consistent with its past practices as the same may be modified from time to time during the Term with the consent of Landlord.
4.     FIRE,  LIABILITY AND EXTENDED COVERAGE INSURANCE BY TENANT.  Tenant shall
       ----------------------------------------------------------
maintain in effect professional liability and worker's compensation insurance for the Leased Premises as in effect on December 31, 2003. Such policy or policies shall name Landlord as an additional insured thereunder. Landlord shall maintain in effect, comprehensive liability insurance coverage, casualty and other policies of insurance (other than professional liability and worker's compensation insurance) covering the Leased Premises in such amounts and of such types and with the carriers described in Exhibit ___ hereto. Such policy or policies will name Tenant as additional insured thereunder. Each of Landlord and Tenant shall deliver to the other certificates of insurance evidencing such coverage prior to the commencement of this Lease and thereafter at least thirty
(30)  days  prior  to  the  expiration  thereof.
5.     TAXES.  Landlord  shall  pay  directly  to  the  taxing  authority  or to
       -----
Landlord's Mortgagee (and if required by Landlord's Mortgagee, estimated payments in advance) all taxes on the Leased Premises for any tax period included in each lease year or portions thereof (on a prorated basis) during the Term of this Lease.
     As used herein, the term "taxes" shall mean all real estate taxes, assessments, and other governmental impositions or charges of every kind, including all costs and fees (including legal fees and appraisal fees) incurred by Landlord in contesting same or in negotiating with the appropriate governmental authorities regarding same but specifically excluding Tenant's income or gross receipt taxes and any taxes due with respect to Tenant's operations at the Leased Property including any employment related taxes. If at any time during the term of this Lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments, levies or charges levied, assessed or imposed on real estate and the improvements thereon there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on rents received or a franchise tax assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the Property, then all such taxes, assessments, levies or charges, or the part thereof so measured or based on such rents, shall be deemed to be included within the term "taxes" for the purposes hereof.
6.     UTILITY  SERVICES  AND  TRASH COLLECTION.  Tenant shall pay from revenues
       ----------------------------------------
from the Leased Premises or from funds provided by Landlord pursuant to Section 7(e) hereof (i) all costs of utility services throughout the term of this Lease, including but not limited to, all charges for gas, water, sanitary sewer, telephone, electricity, cable and any other services used in the Leased Premises and (ii) all charges for trash collection service or other sanitary services rendered to the Leased Premises or used by Tenant in connection therewith.
7.     PURPOSE  AND  USE.
       -----------------
     (a) The Leased Premises are leased for the purpose of, and shall be used by Tenant only for the operation of an assisted living facility with 37 units and for no other use or purpose. The Leased Premises shall not be used for any illegal purposes nor in any manner creating a nuisance or trespass nor in any manner which shall result in the cancellation of insurance for the Leased Premises or in any increase in the rates for any such insurance. Tenant shall comply in all material respects with all governmental laws, ordinances and regulations applicable to the use of the Leased Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of any violation of any applicable law in, upon, or connected with the Leased Premises, all from revenues from the Leased Premises or from funds provided by Landlord pursuant to Section 7(e) hereof with respect to the maintenance of the Leased Premises and at the sole expense of Tenant with respect to operation of the Leased Premises. Tenant will not permit the Leased Premises to be used for any purpose which would jeopardize the applicable licensure category or render the insurance thereon void or increase the insurance  premiums  payable  with  respect  thereto.
(b) Tenant hereby agrees that as a material inducement to Landlord entering into this Lease, Tenant covenants that Tenant shall not cause or permit any "hazardous substance" (as hereinafter defined) to be placed, held, located or disposed of in, on or at the Leased Premises or any part thereof and neither the Leased Premises nor any part thereof shall ever be used by Tenant as a dump site or a storage site (whether permanent or temporary) for any hazardous substances during the Term of this Lease.
(c) Tenant hereby agrees to indemnify Landlord and Landlord's Mortgagee and hold Landlord and Landlord's Mortgagee harmless from and again any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorney; fees, cost of any settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against Landlord or Landlord's Mortgagee by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under or the escape, seepage, leakage, spillage, discharge, emission, discharging or releasing from the Leased Premises of any hazardous substance, including without limitation, any losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys fees, cost of any settlement or judgment or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, any so called federal, state or local "super funds" or "super lien" laws or other statute, ordinance, code, rule, regulation , order or decree regulating relating to or imposing liability, including strict liability, or standard of conduct covering any hazardous substance; provided, however, the foregoing indemnity is limited (i) to matter arising solely from Tenant's violation of the covenant contain in Section 7(b) and (ii) to the extent the same can be satisfied from the revenues of the Leased Property.
(d) For purposes of this lease, hazardous substances shall mean and include those elements or compounds which are contained in the list of hazardous substances adopted by the United States Environmental Protection Agency (the "EPA") or the list of toxic pollutants designated by Congress or the EPS or which are defined as hazardous, toxic, pollutant, infectious or radioactive by any other federal , state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, regulating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance  or  material,  as  now  or  at  anytime  hereafter  in  effect.
(e) In the event at any time during the Term the revenues of the Facility are not sufficient to cover the costs incurred or anticipated to be incurred by Tenant in connection with the operation and maintenance thereof, Tenant shall have the right to request that Landlord provide Tenant with the funds necessary to cover such expenses (a "Funding Request"). Each Funding Request shall be in writing and shall set forth in reasonable detail the amount and purpose of the funds requested. Landlord shall have a period of ten (10) days to review and respond to any Funding Request; provided, however, Landlord's failure to provide the funds included in a Funding Request within such ten (10) day period shall be deemed to be an election by Landlord not to provide such funds.
8.     ACCEPTANCE  OF PREMISES.  Tenant acknowledges and agrees that it has been
       -----------------------
operating the Leased Premises under the terms of the Original Lease and accordingly that Tenant is fully aware of the physical condition of the Leased Premises and accepts the Leased Premises (including all buildings, improvements, equipment and systems situated therein) "AS IS" in their present condition, as fully suitable for the purposes for which the same are leased by Landlord to Tenant.
9.     INDEMNIFICATION.  Tenant  hereby  agrees  to  indemnify and hold Landlord
       ---------------
harmless from any and all claims, damages, action, causes of action, loss, liabilities or expenses (including reasonable attorneys fees) arising out of (a) Tenant's use or occupancy of the Leased Premises, (b) any and all claims arising from any breach or default in the performance of any obligation of Tenant hereunder or (c) any act, omission or negligence or Tenant, its agents, employees, invitees and others claiming by, through or under Tenant; provided, however, that Tenant's liability under this Section 9 shall be limited to amounts payable from the revenues of the Leased Premises.
10.     MAINTENANCE  BY  TENANT.  Tenant, from revenues from the Leased Premises
        -----------------------
or from the funds provided by Landlord pursuant to Section 7(e), shall maintain in good repair and condition the Leased Premises, normal wear and tear excepted. In furtherance and not in limitation of the foregoing, Tenant shall maintain in good repair and condition thereof any and all portions of the HVAC systems located inside and outside the Leased Premises. Should Tenant neglect to perform any of its obligations as set forth hereinabove, at all times throughout the term of the Lease, Landlord shall have the right (but not the obligation) to cause any such obligation to be accomplished, and all costs incurred in connection  therewith  shall  be  paid  by  Landlord.
11.     ALTERATIONS;  CAPITAL  EXPENDITURES.  Tenant  shall  not  make  any
        -----------------------------------
alterations,  additions or improvements to the Leased Premises without the prior
        --
written consent of Landlord, except that Landlord's prior consent shall not be required for any capital expenditure of less than $5,000 and for which Tenant determines there are sufficient Facility revenues to cover the cost thereof. All alterations, additions or improvements made by Tenant shall be paid for by Landlord or from revenues from the Leased Premises, shall be performed in a good workmanlike manner, shall be lien free, and shall become the property of Landlord at the time of the installation thereof. Tenant acknowledges and agrees that Landlord has advised Tenant that under the terms of the Loan Documents, Landlord is required to complete certain repairs or renovations to the Facility prior to December 31, 2004. Accordingly, in the event the Term of this Lease extends beyond January 31, 2004, Tenant shall upon request provide Landlord with access to the Facility in order to enable Landlord to commence such repairs and renovations.
12.     ASSIGNMENT  AND  SUBLETTING.  Tenant shall not convey, pledge, mortgage,
        ---------------------------
encumber  or  assign  this  Lease or any interest hereunder, sublease the Leased
Premises or any part thereof, or permit the use of the Leased Premises or any portion thereof by any party other than Tenant, the residents of the Facility and the parties to the commercial leases, if any, described in Exhibit ___ hereto.
13.     DAMAGE  BY  CASUALTY.
        --------------------
A. Tenant shall give written notice to Landlord of any damage caused to the Leased Premises by fire or other casualty as soon as reasonably possible after learning of such damage.
B. In the event that the Leased Premises shall be damaged or destroyed by fire or other casualty, then Landlord may elect either to terminate this Lease as hereinafter provided or to proceed to rebuild and repair the Leased Premises. If Landlord elects to terminate this Lease, Landlord shall give written notice of such election to Tenant within three (3) business days after receiving notice of such casualty. If Landlord does not elect to terminate this Lease, Landlord shall proceed with reasonable diligence and to the extent insurance proceeds are available to Landlord to rebuild and repair the Leased Premises as herein provided.
C. Landlord's obligation to rebuild and repair under this Paragraph 12 shall in all event be limited to restoring the Leased Premises to substantially the same condition which existed prior to the casualty and shall be further limited to the extent of the insurance proceeds available to Landlord for such restoration.
D. The Rent due from Tenant to Landlord shall not be abated during any such period of repair or restoration.
14.     CONDEMNATION.
        ------------
A.     Total  Taking.  If,  at  any time during the term of this Lease, title to
       -------------
the entire Leased Premises should become vested in a public or quasi-public authority by virtue of the exercise of expropriation, appropriation, condemnation or other power in the nature of eminent domain, or by voluntary transfer from the owner of the Leased Premises under threat of such a taking, then this Lease shall terminate as of the time of such vesting of title, after which neither party shall be further obligated to the other except for occurrences antedating such taking. The same results shall follow if less than the entire Leased Premises shall be thus taken, or transferred in lieu of such a taking, but only if it would be commercially impractical for Tenant reasonably to conduct the permitted use therein.
B.     Partial  Taking.  Should  there  be  such a partial taking or transfer in
       ---------------
lieu thereof, but not to such an extent as to make such continued occupancy and operation by Tenant commercially impractical, then this Lease shall continue on all of its same terms and conditions.
C.     Right  to Proceeds.  In the event of any such taking or transfer, whether
       ------------------
of the entire Leased Premises, or a portion thereof, it is expressly agreed and understood that all sums awarded, allowed or received in connection therewith shall belong to Landlord, and any rights otherwise vested in Tenant are hereby assigned to Landlord, and Tenant shall have no interest in or claim to any such sums or any portion thereof, whether the same be for the taking of the property or for damages, or otherwise.
15.     RE-ENTRY  DURING  TERM.  Landlord,  its agents, officers or assigns, and
        ----------------------
Landlord's Mortgagee, shall have the right to enter the Leased Premises, upon reasonable prior notice and during normal working hours, other than during emergencies in which case no notice shall be required and such entry may occur at any time deemed necessary by Landlord, throughout the Term of the Lease for the following purposes: (A) inspecting the general condition and state of repair of the Leased Premises; (B) showing the Leased Premises to any prospective purchaser; (C) taking any emergency action which Landlord deems necessary to protect the Leased Premises; (D) inspecting the Leased Premises as required by governmental agencies or insurance companies; or (E) for any other reasonable purposes.
16.     DISPLAY  PRIOR  TO  TERMINATION.  Landlord,  its  officers,  agents  or
        -------------------------------
assigns,  shall  have  the  right  to  erect  on  or about the Leased Premises a customary sign advertising the Property for lease or for sale; and shall likewise have the right to enter the Leased Premises upon reasonable prior notice during normal working hours for the purpose of showing the Leased Premises to prospective lessees.
17.     DEFAULTS  BY  TENANT:  LANDLORD'S  ALTERNATIVES.
        -----------------------------------------------
A. In the event of any failure of Tenant to pay any rental due hereunder within five (5) days after the same shall be due, or any failure of Tenant to perform any of the other terms, conditions, obligations or covenants to be observed or performed by Tenant pursuant to this Lease, within three (3) days following written notice to Tenant of its failure to do so, or in the event Tenant shall become bankrupt or insolvent or file or have filed against it any debtor or bankruptcy proceeding pursuant to any statute, either of the United
States or of any state, or for the reorganization or for the appointment of a receiver or trustee of all or a portion of its property, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into a plan of arrangement, or if Tenant shall abandon the Leased Premises or suffer this Lease to be seized or otherwise taken under any writ of execution, then, in addition to any other rights or remedies it may have, Landlord shall have the option to exercise any one or more of the following remedies, it being agreed that pursuit of any remedy provided in this Lease shall not preclude pursuit of any other remedy or remedies herein provided or provided by law, and that any of such remedies may be pursued regardless of whether or not the default continues to exist and whether or not Landlord accepts or has accepted rent subsequent to the occurrence of such default:
(1) Terminate this Lease by three days prior written notice to Tenant, in which event Tenant shall thereupon surrender possession of the Leased Premises to Landlord and Landlord may re-enter and repossess the Leased Premises; and, in connection  therewith,  Landlord  may  use  such force as may be necessary, without  being  guilty  of  trespass,  forcible  entry,  detainer or other tort.
(2) With or without terminating this Lease, and upon three days prior written notice to Tenant, Landlord, at its option, may enter upon the Leased Premises, change the locks, and attempt to re-let the Leased Premises, without advertisement, by private negotiations and for any term and rental rate which Landlord in its sole discretion determines.
(3) Pursue any and all other rights and remedies available under the Conveyance and Operations Transfer Agreement.
B. In the event of the termination of this Lease or of Tenant's right to possession of the Leased Premises pursuant to this Section 16, Tenant shall transfer operational and financial responsibility for the Leased Premises to Landlord or its designee in accordance with the provisions of the Conveyance and
     Operations  Transfer  Agreement.
18.     NOTICE.  Any  notice,  demand,  request  or  other  act  which  shall be
        ------
required or permitted under this Lease must be in writing and shall be deemed to have been furnished when delivered by hand, facsimile, overnight mail or deposited, postage prepaid in the U.S. Mail, certified or registered, return receipt requested, and addressed to the address set forth below and shall be deemed  given  upon  the  actual  receipt  or  refusal  of  receipt  thereof:
          LANDLORD:          Emeritus  Properties  XVI,  Inc.
                         c/o  Emeritus  Corporation
                         3131  Elliott  Avenue,  Suite  500
                         Seattle,  WA  98121-1031
                         Attn:  Bill  Shorten,  Director  of  Real  Estate
                         Telephone:  (206)  298-2909
                         Facsimile:   (206)  301-4500

          TENANT:          Alterra  Healthcare  Corporation
                         10000  Innovation  Drive
                         Milwaukee  WI  53226
                         Attn:  Kristin  Ferge,  Chief  Financial  Officer
                         Telephone:  (414)  918-5506
                         Facsimile:   (414)  918-5055
or  such  other  address  as  either Landlord or Tenant shall have designated by written  notice  to  the  other  party.
19.     TITLES.  Notations  or  titles appearing in this instrument are provided
        ------
merely for ease of reference, and the parties hereto expressly acknowledge and agree that such notations and titles do not constitute a part of this Lease, have no legal effect whatsoever in determining the rights or obligations of the parties, and shall have no bearing upon the meaning or interpretation of this agreement or any portion of it.
20.     NON-WAIVER.  The  failure by Landlord, whether once or more, to act upon
        ----------
a specific breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition nor of any subsequent breach of the same or any other term, covenant or condition herein contained. Any subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease other than the failure of Tenant timely to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver shall be specifically expressed in writing by Landlord.
21.     SEVERABILITY:  ENTIRE  AGREEMENT.
        --------------------------------
A. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons or circumstances other than those which or to which such may be held invalid or unenforceable, shall not be affected thereby, and each term, covenant or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.
B. Except for any exhibits, attachments, plats, or other documents as may be affixed hereto, made a part hereof, and properly identified herewith and except as amended by the Subordination and Attornment Agreement dated July 30, 1998, which has been assumed by Landlord pursuant to the terms of a Loan Assumption Agreement of even date herewith among Landlord, Tenant, ALS and Lender, this Lease constitutes the entire contract between the parties, and shall not be otherwise affected by any other purported undertaking whether written or oral.
22.     TIME  OF  ESSENCE.  Time  is  of  the  essence  of  this  Lease.
        -----------------
23.     TERMINATION  OF  LEASE.  Landlord  may terminate this Lease on three (3)
        ----------------------
business days' prior written notice to Tenant. Tenant may terminate this Lease upon any failure of Landlord to fund a Funding Request pursuant to Section 7(e) hereof.
24.     ATTORNMENT:  SUBORDINATION.
        --------------------------
A. Tenant accepts this Lease subject and subordinate to any Ground Lease, Mortgage, Deed of Trust, Deed to Secure Debt or any other hypothecation or security now or hereafter placed upon the Leased Premises (any such instrument hereinafter called a "Mortgage") and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. If any holder of a Mortgage (herein "Landlord's Mortgagee") shall elect to have this Lease prior to the lien of its Mortgage, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such Mortgage, whether this Lease is dated prior or subsequent to the date of said Mortgage, or the date of recording thereof.
B. Although the provisions of this Section 28 shall be self-operative, Tenant agrees, upon request of Landlord or Landlord's Mortgagee, to execute any documents required to effectuate any attornment, subordination or to make this Lease prior to the lien of any Mortgage. Tenant's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Tenant hereunder, or, at Landlord's option, Landlord shall execute such documents on behalf of Tenant as Tenant's attorney-in-fact.
C. Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead, to execute such documents in accordance with this Section 28, such power of attorney being coupled with an interest.
D. If by reason of a default under the Mortgage upon the Leased Premises, the interest of Landlord in the Leased Premises is terminated, the Tenant will attorn to Landlord's Mortgagee at Landlord's Mortgagee's sole option (or to any person or entity to which the Leased Premises is conveyed by such holder) and will recognize such holder, person or entity as Tenant's landlord under this Lease. Tenant further waives the provision of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this Lease or to surrender possession of the Leased
Premises in the event any proceeding is brought by Landlord's Mortgagee to terminate the interest of the Landlord in the Leased Premises, and agrees that this Lease shall not be affected in any way whatsoever by such proceeding.
25.     LENDER'S  RIGHT  TO  CURE  DEFAULT.  If the Landlord defaults under this
        ----------------------------------
Lease, Tenant, before taking advantage of any rights or remedies granted to Tenant or by law, shall notify in writing, certified mail, return receipt requested, any Landlord's Mortgagee which holds a Mortgage and who has requested
     Tenant so to do and given Tenant its mailing address and Tenant shall allow Landlord's Mortgagee, at Landlord's Mortgagee's sole option, ten (10) days following receipt of such notice (plus any additional time that may be reasonably necessary) within which to cure such default. The time given to Landlord's Mortgagee to cure Landlord's default shall not run concurrently with any time granted to Landlord to cure such default, but shall run from the later of Landlord's Mortgagee's receipt of notice from Tenant of Landlord's default or the expiration of the time period, if any, given to Landlord to cure such default. Landlord's Mortgagee may, but shall not be obligated to, cure such default, and Tenant shall accept any such cure by Landlord's Mortgagee.
26.     COUNTERPARTS.  This  Agreement  may  be  executed  in  one  or  more
        ------------
counterparts  and all such counterparts taken together shall constitute a single
        ---
original  agreement.
27. HOLDING OVER. If Tenant remains in possession of the Leased Premises after expiration of the Term with Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a tenant from month to month at a rental rate equal to double the then current rental rate subject to Landlord's right to terminate said tenancy upon thirty (30) days written notice; and there shall be no renewal of this Lease by operation of law.
28.     RIGHTS  CUMULATIVE.  All  rights,  powers  and  privileges  conferred
        ------------------
hereunder upon the parties hereto shall be cumulative but not restrictive to those given by law.
29.     GOVERNING  LAW.  The  laws of the State in which the Leased Premises are
        --------------
located shall govern the interpretation, validity, performance and enforcement of this Lease.
30.     TENANT  REPRESENTATION.  If  Tenant  signs  as  an  entity,  each person
        ----------------------
executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing entity, that Tenant has and is qualified to do business in the State in which the Leased Premises is located and that the entity has full right and authority to enter into this Lease and that each person signing on behalf of such entity is authorized to do so.
31.     RIGHT TO TRANSFER.  Nothing herein shall in any way prohibit or restrict
        -----------------
Landlord from conveying all or a portion of its right, title and interest in the Leased Premises and to this Lease to a third party or to an affiliate of Landlord. Upon any transfer of Landlord's interest in the Leased Premises and in this Lease to a third party or affiliate of Landlord, such transferee shall become "Landlord" hereunder and the transferor Landlord shall have no further obligations hereunder.

     IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals, the day and year first above written.

                         ALS  FINANCING,  INC.


                         By:  /s/ Mark W. Ohlendorf
                         Name:    Mark W. Ohlendorf
                         Title: Vice President



                         EMERITUS  PROPERTIES  XVI,  INC.


                         By:  /s/ William M. Shorten
                         Name:    William M. Shorten
                         Title: Director of Real Estate Finance


                         ALTERRA  HEALTHCARE  CORPORATION


                         By:  /s/ Mark W. Ohlendorf
                         Name:    Mark W. Ohlendorf
                         Title: President